FORTIS ASSET ALLOCATION PORTFOLIO
FORTIS CAPITAL APPRECIATION PORTFOLIO
EACH A SERIES OF FORTIS ADVANTAGE PORTFOLIOS, INC.

FORTIS CAPITAL FUND
FORTIS GROWTH & INCOME FUND
FORTIS VALUE FUND
EACH A SERIES OF FORTIS EQUITY PORTFOLIOS, INC.

FORTIS GROWTH FUND, INC.

MAY 17, 2001

SUPPLEMENT TO FORTIS STOCK FUNDS STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 2001, AS SUPPLEMENTED JANUARY 25, 2001

- THE FOLLOWING INFORMATION RELATES TO THE STATEMENT OF ADDITIONAL INFORMATION GENERALLY.

     - References to "Fortis Financial Group", "Fortis Advisers, Inc.", "Advisers", "Fortis Investors, Inc." and "Investors" are deleted, except to the extent that these terms are included elsewhere in this supplement.

     - Fortis Advisers, Inc. no longer serves as the investment adviser to the Funds referenced above. Since April 2, 2001, Hartford Investment Financial Services Company ("HIFSCO") has served as the Funds' investment adviser.

     - Hartford Administrative Services Company, formerly Fortis Advisers, has served as the Funds' transfer agent and dividend agent since April 2, 2001.

     - Fortis Investors, Inc., the Funds' principal underwriter, has changed its name to, and is replaced with, Woodbury Financial Services, Inc. ("Woodbury Financial").

     - Wellington Management Company, LLP ("Wellington Management") has been serving as sub-adviser to the Funds since April 2, 2001, pursuant to interim sub-advisory agreements approved by the Board of Directors.

- THE FOLLOWING INFORMATION IS ADDED TO THE SECTION ENTITLED "FUND HISTORY" ON PAGE 1.

     Shareholders of record on April 12, 2001 will be asked to approve a reorganization of the Funds as series of a newly formed Maryland corporation.

     Fortis Advisers, Inc. ("Fortis Advisers") served as the investment adviser for the Funds during its most recent fiscal year, and also served as its transfer agent and dividend agent. On April 2, 2001, The Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers and its subsidiary, Fortis Investors, Inc. ("Fortis Investors"), which acted as the underwriter for the Funds. In this Statement of Additional Information, this transaction is referred to as the "Acquisition." Hartford Life is a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a publicly held company. The Hartford and its subsidiaries are among the largest providers of both life insurance and property and casualty insurance products in the United States. As a result of the Acquisition, the following changes became effective April 2, 2001:

     - Hartford Investment Financial Services Company ("HIFSCO") is the interim investment adviser to the Funds. For each Fund, HIFSCO has retained the services of a sub-adviser, Wellington Management Company, LLP ("Wellington Management"). For additional information on the Funds' investment advisory and sub-advisory arrangements, see "Investment Advisory and Other Services."

     - Hartford Administrative Services Company ("HASCO"), formerly Fortis Advisers, serves as the Funds' transfer agent and dividend agent.

     - Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, acts as the underwriter to the Funds. For more information on Woodbury Financial, see "Underwriter and Distribution of Shares."

- THE FOLLOWING SENTENCE UNDER THE SECTION ENTITLED "DESCRIPTION OF THE FUNDS" ON PAGE 1 IS DELETED.

     Fortis Advisers, Inc. ("Advisers") acts as each Fund's investment adviser.

- THE FOLLOWING INFORMATION MODIFIES THE SECTION ENTITLED "PORTFOLIO TURNOVER" ON PAGES 26-27.

     Wellington Management advised the Board of Directors that, in connection with their commencing active management of the Funds, they expected to sell a substantial number of the existing investments of each Fund and to reinvest the proceeds in other securities which continued to be consistent with the Funds' investment objectives and policies. As a result, following commencement by Wellington Management of active management of the Funds following the Acquisition, each Fund has incurred transaction costs in connection with the sale and purchase of these portfolio securities, and realized capital gains sooner than it otherwise would have. This will result in larger taxable distributions of capital gains to shareholders of the Funds than would otherwise have been the case. As of April 19, 2001 only Growth & Income Fund had realized capital gains in an amount greater than 5% of its net asset value. On this date Growth & Income had a net asset value per share of $15.09 and realized capital gain per share of $0.829.

- THE FOLLOWING INFORMATION REPLACES THE SECTION ENTITLED "MANAGEMENT OF THE FUNDS" ON PAGES 32-37.

     Under Minnesota law, the Board of Directors of Fortis Advantage, Fortis Equity and Fortis Growth has overall responsibility for managing the Funds in good faith, in a manner reasonably believed to be in the best interests of each Fund and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law. At a special meeting of shareholders to be held on or about May 31, 2001, shareholders will be asked to approve a reorganization of each Fund as a series of a newly formed Maryland Corporation.

     The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Advantage, Fortis Equity and Fortis Growth are listed below. Unless stated otherwise, all positions have been held at least five years. Except where otherwise noted, each director and officer also serves as a director or officer of all Fortis investment companies (the "Fund Complex"). The Fund Complex currently consists of one closed-end and eight open-end investment companies. Woodbury Financial was known as Fortis Investors prior to its Acquisition by Hartford Life. HASCO was known as Fortis Advisers prior to the Acquisition. For ease of reference in the table below, Fortis Investors and Fortis Advisers are referred to as Woodbury Financial and HASCO, respectively, both before and after the Acquisition.

     At the special meeting of shareholders, referenced above, shareholders will be asked to elect nine of the Funds' existing directors, including Dr. Senbet, to the Board of Directors of Fortis Advantage, Fortis Equity and Fortis Growth. Mr. Cutting will not be standing for re-election at the meeting.

                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Richard W. Cutting*                 69        Director       Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York

Allen R. Freedman**                 60        Director       Director, Fortis, Inc.; prior to July 2000, Chairman
One Chase Manhattan Plaza                                    and CEO of Fortis, Inc., and Managing Director of
New York, New York                                           Fortis International, N.V.; director of Systems and
                                                             Computer Technology Corporation.

Dr. Robert M. Gavin                 60        Director       President, Cranbrook Education Community; prior to
380 Lone Pine Road                                           July 1996, President, Macalester College, St. Paul,
Bloomfield, Michigan                                         MN.

Jean L. King                        56        Director       President, Communi-King, a communications consulting
12 Evergreen Lane                                            firm, St. Paul, MN.
St. Paul, Minnesota

Phillip O. Peterson                 55        Director       Mutual Fund industry consultant; Partner of KPMG LLP
11155 Kane Trail                                             through June 1999.
Northfield, Minnesota

Robb L. Prince                      59        Director       Financial and employee benefit consultant; prior to
5108 Duggan Plaza                                            July 1995, Vice President and Treasurer, Jostens,
Edina, Minnesota                                             Inc., a producer of products and services for youth,
                                                             education, sports award, and recognition markets;
                                                             director of Analysts International Corporation.

Leonard J. Santow                   64        Director       Principal, Griggs & Santow, Inc., economic and
75 Wall Street 21st Floor                                    financial consultants
New York, New York

Noel F. Schenker                    46        Director       Senior Vice President, Marketing and New Business
1908 W. 49th Street                                          Development, Select Comfort Corporation, a
Minneapolis, Minnesota                                       manufacturer, retailer, and direct merchant of
                                                             airbeds and sleep-related products; prior to
                                                             2000, marketing consultant; prior to 1996, Senior
                                                             Vice President, Marketing and Strategic Planning,
                                                             Rollerblade, Inc., a manufacturer of in-line skates and
                                                             related gear and accessories.

                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Dr. Lemma W. Senbet*                53        Director/      The William E. Mayer Professor of Finance and Chair,
4435 Van Munching Hall                        Advisory       Finance Department, University of Maryland, College
College Park, Maryland                        Director       Park, MD; consultant, international financial
                                                             institutions.

Joseph M. Wikler                    59        Director       Investment consultant and private investor; prior to
12520 Davan Drive                                            1994, Director of Research, Chief Investment Officer,
Silver Spring, Maryland                                      principal and a Director, The Rothschild Co., an
                                                             investment adviser, Baltimore, MD.

David M. Znamierowski               40     President since   Senior Vice President and Chief Investment Officer of
55 Farmington Avenue                            2001         Hartford Life since 1999; Vice President, Investment
Hartford, Connecticut                                        Strategy and Policy with Aetna Life & Casualty
                                                             Company from 1991 to 1996; Director and Senior Vice
                                                             President of HIFSCO and Director and Managing Director
                                                             with HL Advisors.

Robert W. Beltz, Jr.                51     Vice President    Vice President, Securities Operations of HASCO and
500 Bielenberg Drive                         since 1993      Woodbury Financial.
Woodbury, Minnesota

Kevin J. Carr                       46     Vice President    Assistant General Counsel since 1999, Counsel since
55 Farmington Avenue                        and Assistant    1996 and Associate Counsel since 1995 of The
Hartford, Connecticut                         Secretary      since   Hartford; Counsel and Assistant Secretary of HL
                                                2001         Advisors and HIFSCO and Assistant Secretary of HIMCO.


Peter W. Cummins                    63     Vice President    Senior Vice President since 1997 and Vice President
P.O. Box 2999                                since 2001      since 1989 of Hartford Life; Director and Senior Vice
Hartford, Connecticut                                        President of HIFSCO and Director and Managing
                                                             Director of HL Advisors.

Tamara L. Fagely                    42     Vice President    Vice President of HASCO and of Woodbury Financial
500 Bielenberg Drive                         since 1996      and since 1998; prior to 1998, Second Vice President
Woodbury, Minnesota                        Treasurer since   of HASCO and Woodbury Financial.
                                                1993

George R. Jay                       49     Vice President    Secretary and Director, Life and Equity Accounting
P.O. Box 2999                              and Assistant     and Financial Control and Assistant Vice President of
Hartford, Connecticut                     Treasurer since    Hartford Life.
                                                2001

Stephen T. Joyce                    41     Vice President    Senior Vice President of Hartford Life since 1999;
P.O. Box  2999                               since 2001      Vice President from 1997 to 1999 and Assistant Vice
Hartford, Connecticut                                        President from 1994 to 1997 of Hartford Life.

David N. Levenson                   35     Vice President    Senior Vice President of Hartford Life since 2000;
P.O. Box 2999                                since 2001      Vice President, Fidelity Investments from 1994 to
Hartford, Connecticut                                        1995.

Thomas M. Marra                     42     Vice President    Chief Operating Officer since 2000, Executive Vice
P.O. Box 2999                                since 2001      President since 1996, and Senior Vice President since
Hartford, Connecticut                                        1994 of Hartford Life; Director and Executive Vice
                                                             President of HIFSCO; Director and Managing
                                                             Director of HL Advisors.

                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
David A. Peterson                   58     Vice President    Vice President and Assistant General Counsel, Fortis
500 Bielenberg Drive                         since 1991      Benefits Insurance Company.
Woodbury, Minnesota

Scott R. Plummer                    41     Vice President    Vice President, Associate General Counsel and
500 Bielenberg Drive                        and Assistant    Assistant Secretary of HASCO.
Woodbury, Minnesota                       Secretary since
                                                1996

John C. Walters                     38     Vice President    Executive Vice President of Hartford Life since 2000;
P.O. Box 2999                                since 2001      from 1996 to 2000, President of First Union Financial
Hartford, Connecticut                                        Securities Group; Director of Sales of Wheat First
                                                             Union from 1994 to 1996.

Michael J. Radmer                   55     Secretary since   Partner, Dorsey & Whitney LLP, the Company's General
220 South Sixth Street                          1978         Counsel.
Minneapolis, Minnesota


     * Mr. Cutting does not serve as a director of Fortis Securities, Inc. Dr. Senbet is a director of Fortis Growth, Fortis Series Fund, Inc., Fortis Securities, Inc., and Fortis Tax-Free Portfolios, Inc. only.

     ** Prior to the acquisition of the Funds' previous investment adviser, Fortis Advisers, Mr. Freedman was an "interested person" of Fortis Advantage, Fortis Equity and Fortis Growth because he is a director of Fortis, Inc. Following the acquisition of Fortis Advisers and Fortis Investors by Hartford Life, there is no provision under Section 2(a)(19) of the 1940 Act that would cause Mr. Freedman to be an "interested person" of the Funds or of any investment adviser to the Funds or Woodbury Financial.

     Fortis Advantage, Fortis Equity and Fortis Growth individually pay each Director who is not affiliated with Hartford Administrative Services Company, Woodbury Financial Services, Inc., or their affiliates a quarterly fee of between $300 and $850, a fee of between approximately $85 and $240 for each Directors' meeting attended, and a fee of between $10 and $35 per hour for committee and telephone meetings attended. The following table sets forth the aggregate compensation received by each director from Fortis Advantage, Fortis Equity and Fortis Growth during the fiscal year ended August 31, 2000, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 2000. Mr. Freedman did not receive any such compensation and he is not included in the table. Fortis Advantage, Fortis Equity and Fortis Growth do not currently provide any pension or retirement benefits for the directors. No executive officer receives any compensation from the Funds.



                               Aggregate compensation      Aggregate compensation     Aggregate compensation    Total compensation
                                        from                        From                       From             From
Director                          Fortis Advantage             Fortis Equity               Fortis Growth        Fund Complex*
--------                          ----------------             -------------               -------------        -------------
Richard W. Cutting                     $ 3,300                    $ 3,600                     $ 4,000                 $ 35,475
Dr. Robert M. Gavin                    $ 3,300                    $ 3,600                     $ 4,000                 $ 36,375
Jean L. King                           $ 3,300                    $ 3,600                     $ 4,000                 $ 36,150
Phillip O. Peterson                     $ 750                      $ 850                       $ 950                  $ 26,100
Robb L. Prince                         $ 3,300                    $ 3,600                     $ 4,000                 $ 38,175
Leonard J. Santow                      $ 3,640                    $ 3,940                     $ 4,340                 $ 38,275
Noel F. Schenker                       $ 3,300                    $ 3,600                     $ 4,000                 $ 36,150
Dr. Lemma W. Senbet**                    $ 0                        $ 0                        $ 950                  $ 26,325

                               Aggregate compensation      Aggregate compensation     Aggregate compensation    Total compensation
                                        from                        From                       From             From
Director                          Fortis Advantage             Fortis Equity               Fortis Growth        Fund Complex*
--------                          ----------------             -------------               -------------        -------------
Joseph M. Wikler                       $ 3,700                    $ 4,000                     $ 4,400                 $ 40,875

-----------------------------

     * The Fund Complex consists of one closed-end and eight open-end investment companies: Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Growth Fund, Inc., Fortis Income Portfolios, Inc., Fortis Money Portfolios, Inc., Fortis Securities, Inc., Fortis Series Fund, Inc., Fortis Tax-Free Portfolios, Inc. and Fortis Worldwide Portfolios, Inc.

     ** Includes consulting fees, paid at a rate that is the same as director's fees, for certain companies within the Fund Complex for which Dr. Senbet is not a director. During such company's most recently completed fiscal year, Dr. Senbet received the following consulting fees: $750 from Fortis Advantage Portfolios, Inc., $850 from Fortis Equity Portfolios, Inc., $400 from Fortis Income Portfolios, Inc., and $1,075 from each of Fortis Money Portfolios, Inc. and Fortis Worldwide Portfolios, Inc.

     Directors Gavin, King, Prince and Schenker are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

     During the fiscal year ended August 31, 2000, the Funds paid legal fees and expenses as set forth below to a law firm of which the Funds' Secretary is a partner.

                           Asset Allocation Portfolio                  $   7,600
                           Value Fund                                  $   1,500
                           Growth & Income Fund                        $   1,300
                           Capital Fund                                $  20,000
                           Growth Fund                                 $  45,000
                           Capital Appreciation Portfolio              $   7,500

     Directors, officers and other persons affiliated with the Funds are eligible to purchase shares of the Funds without a sales charge. For more complete information about these arrangements, refer to "Purchase of Shares--Exemptions from the Sales Charge."

     Fortis Advantage, Fortis Equity, Fortis Growth, Fortis Advantage, HIFSCO, HASCO and Woodbury Financial each have adopted a Code of Ethics designed to protect the interests of the Funds' shareholders. Under the Code of Ethics investment personnel are permitted to trade securities for their own account subject to a number of restrictions. The Code of Ethics has been filed with the SEC via the EDGAR system and may be viewed by the public.

- THE FOLLOWING INFORMATION REPLACES THE SECTIONS ENTITLED "GENERAL", "CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS", "INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS" AND "EXPENSES" INCLUDED UNDER "INVESTMENT ADVISORY AND OTHER SERVICES," ON PAGES 38-39.

GENERAL

         Hartford Investment Financial Services Company ("HIFSCO") has been the interim investment adviser of the Funds since April 2, 2001. Prior to that, Fortis Advisers, Inc. ("Fortis Advisers") had been the investment adviser of the Funds since their inception. HIFSCO acts pursuant to an interim investment advisory and management agreement (the "Interim Advisory Agreement") that became effective at the time of the Acquisition of Fortis Advisers by Hartford

Life. The address of HIFSCO is 200 Hopmeadow Street, Simsbury, Connecticut 06070. As of December 31, 2000, affiliates of Hartford Life, including HIFSCO, managed mutual fund assets in excess of $55 billion.

         Prior the Acquisition, Fortis Advisers provided investment advisory and other services to the Funds pursuant to separate investment advisory and management agreements between each Fund and Fortis Advisers (the "Fortis Agreements"). The Fortis Agreements terminated by their terms upon the consummation of the Acquisition, because the consummation of the Acquisition resulted in an "assignment," as defined in the 1940 Act, of the Fortis Agreements. At that time, the following interim agreements were put in place:

(i) For each Fund, the Interim Advisory Agreement with HIFSCO. The Interim Advisory Agreement contains provisions substantially identical to those in the Fortis Agreements. The fees payable under the Interim Agreement are the same as under the Fortis Agreements.

(ii) For each Fund, an interim sub-advisory agreement with Wellington Management Company, LLP ("Wellington Management").

         The Board of Directors, including a majority of the Directors who are not interested persons of the Funds, Fortis Advisers, HIFSCO or Wellington Management approved the Interim Advisory Agreement and the interim sub-advisory agreement at a meeting on March 23, 2001. Shareholders of record on April 12, 2001, will be asked to approve a definitive investment advisory agreement with HIFSCO at a special meeting of the Funds' shareholders, to be held on or about May 31, 2001. In addition, at the meeting, shareholders will be asked to approve a definitive investment sub-advisory agreement between HIFSCO and Wellington Management.

         The services provided by HIFSCO include:

-    General management of each Fund.

- Ultimate responsibility (subject to oversight by the Funds' Board of Directors) to oversee any sub-advisers hired to manage all or a portion of any of the Funds and recommend the hiring, termination and replacement of sub-advisers.

CONTROL AND MANAGEMENT OF HIFSCO

         HIFSCO is a wholly owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The Hartford is a publicly held company. The Hartford and its subsidiaries (including Hartford Life), headquartered at Hartford Plaza, Hartford, Connecticut 06115, are among the largest providers of both life insurance and property and casualty insurance products in the United States. Hartford Fire Insurance Company, founded in 1810, is the oldest of The Hartford's subsidiaries. At December 31, 2000, total assets and total shareholders' equity of The Hartford were $171.5 billion and $7.5 billion, respectively.

         Hartford Life is a leading financial services and insurance organization providing investment products such as mutual funds, variable annuities, individual and corporate owned life insurance, and employee benefits products. Its mutual fund operations are among the fastest-growing in the United States. Affiliates of Hartford Life, including HIFSCO, managed mutual fund assets in excess of $55 billion as of December 31, 2000.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

         The Acquisition of Fortis Advisers by Hartford Life resulted in an "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the existing investment advisory and management agreements between each Fund and Fortis Advisers, resulting in their automatic termination. Since that time, HIFSCO has been serving as the investment adviser of each of the Funds pursuant to the Interim Advisory Agreement. The Interim Advisory Agreement will terminate, by its own terms, 150 days after the date of the Acquisition. The Board of Directors, or a majority of a Fund's outstanding voting securities, may terminate the Interim Advisory Agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to HIFSCO.

         The Interim Advisory Agreement contains provisions substantially identical to those in the Fortis Agreements and provides, additionally, that HIFSCO may appoint one or more sub-advisers for the Fund. Under the Interim Advisory Agreement, HIFSCO is required to act as investment adviser for, and manage the affairs, business, and the investment of the assets of each Fund. The Interim Advisory Agreement places on HIFSCO the sole and exclusive responsibility for managing each Fund and making and executing all investment decisions for the Funds. The Interim Advisory Agreement provides that HIFSCO can, at its option and expense with respect to a Fund and upon approval of the Board of Directors and shareholders, appoint a sub-adviser or sub-advisers, provided that any discretionary investment decisions made by a sub-adviser on behalf of a Fund are subject to approval or ratification by HIFSCO. HIFSCO is responsible for monitoring compliance by each sub-adviser with the investment policies, restrictions, and limitations on the Fund in question, and for ensuring that the Fund is managed in a way so that: (i) it meets the requirements of Subchapter M of the Internal Revenue Code to be taxed as a regulated investment company; and (ii) it complies with the provisions of
Section 817(h) of the Internal Revenue Code, and the regulations promulgated thereunder.

         The Interim Advisory Agreement provides that the fees payable by each Fund under the Agreement will be held in an interest-bearing escrow account with the Fund's custodian, to be paid to HIFSCO upon shareholder approval of a definitive investment management agreement with HIFSCO for that Fund. If shareholders of a Fund do not approve the definitive investment management agreement with HIFSCO within 150 days after the Interim Advisory Agreement is put in place for that Fund, HIFSCO will be paid by the Fund the lesser of (i) any costs incurred by HIFSCO in performing the Interim Advisory Agreement, plus interest on the amount while in escrow, and (ii) the total amount in the escrow account (plus interest earned).

         During the most recent fiscal year, each Fund paid Fortis Advisers monthly fees as compensation for the services provided under the Fortis Agreements, based on the average daily net assets of the Fund as of the close of each business day of the month in question. Upon shareholder approval of the investment advisory agreement between the Funds and HIFSCO, each Fund will pay HIFSCO a monthly fee for providing investment advisory services. This fee, as a percentage of average daily net assets, will be at the same rate as paid under the Fortis Agreement. The fees paid by each Fund to Fortis Advisers under the Fortis Agreements during fiscal 2000 are calculated as described in the following table.

                                                         Annual investment advisory
           Average net assets of each Fund                   and management fee
           -------------------------------                   ------------------
           For the first $100,000,000                              1.00%
           For the next $150,000,000                               0.80%
           For assets over $250,000,000                            0.70%

         During the fiscal years ended July 31, 1998, 1999 and 2000, the Funds paid the following investment advisory and management fees to Fortis Advisers, pursuant to the Fortis Agreements.

                                                           Advisory Fees Paid During :
                                                           -------------------------
                                               Fiscal year          Fiscal year          Fiscal year
                                                  Ended                Ended                Ended
                                             August 31, 1998       August 31, 1999      August 31, 2000
                                             ---------------       ---------------      ---------------
     Asset Allocation Portfolio              $     1,811,123       $     2,027,378      $     2,343,084
     Value Fund                              $       366,680       $       458,155      $       554,153
     Growth & Income Fund                    $       318,842       $       422,452      $       427,823
     Capital Fund                            $     3,140,323       $     4,317,951      $     5,277,095
     Growth Fund                             $     6,792,000       $     6,608,804      $     9,414,124
     Capital Appreciation Portfolio          $     1,261,410       $     1,342,008      $     2,640,661

         HIFSCO, at its own expense, furnishes suitable office space, facilities, equipment, administrative services, and clerical and other personnel as may be required for the management of the affairs and business of the Funds. HIFSCO is not required to provide transfer agency, registrar and dividend disbursement services under the Interim Advisory Agreement; however, it will bear the costs of those services under a separate agreement with the Funds and HASCO. HASCO serves as the Funds' registrar, transfer agent, and dividend disbursing agent. The Funds pay all their expenses that are not expressly assumed by HIFSCO, HASCO or Woodbury Financial. These expenses include, among others, the investment advisory and management fee, the fees and expenses of directors and officers of the Funds who are not "affiliated persons" of HIFSCO, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under Federal securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings, and proxy solicitations. The Funds are also liable for such nonrecurring expenses as may arise, including litigation to which it may be a party. The Funds may have an obligation to indemnify its directors and officers with respect to such litigation.

         Although investment decisions for the Funds are made independently from those of the other funds or private accounts managed by HIFSCO, sometimes the same security is suitable for more than one fund or account. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by a Fund and other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by a Fund or the size of the position obtainable by a Fund.

SUB-ADVISORY AGREEMENT

         Wellington Management is currently acting, pursuant to an interim sub-advisory agreement, as sub-adviser to each of the Funds. This interim agreement went into effect on the date of the Acquisition. While the Board of Directors has approved a definitive sub-advisory agreement with Wellington Management, shareholder approval of its service as sub-adviser is required. The interim sub-advisory agreement with Wellington Management will each remain in effect for not more than 150 days after termination of the Fortis Agreement, which occurred upon the consummation of the Acquisition on April 2, 2001. The Board of Directors, or a majority of a Fund's outstanding voting securities, may terminate the interim sub-advisory agreement with Wellington Management at any time, without payment of any penalty, on not more than 10 calendar days written notice to Wellington Management.

Under the terms of the interim sub-advisory agreement, Wellington Management receives a fee from HIFSCO for services provided to the Funds. Such amounts are payable out of the advisory fees received by HIFSCO for the same period and are not in addition to such amounts. The interim sub-advisory agreement provides that the fees that would be payable to it with respect to a Fund under the agreement will be held in an interest-bearing escrow account with the Fund's custodian, to be paid to Wellington Management upon shareholder approval of a definitive sub-advisory contract with Wellington Management for that Fund. If shareholders of a Fund do not approve the definitive sub-advisory agreement with Wellington Management within 150 days after the interim sub-advisory agreement is put in place for that Fund, Wellington Management will be paid the lesser of
(i) any costs incurred by Wellington Management in performing the interim sub-advisory agreement, plus interest on that amount while in escrow, and (ii) the total amount in the escrow account (plus interest earned). HIFSCO pays fees to Wellington Management under the interim sub-advisory agreement at the rates specified below:

                                                              Sub-advisory fee rate*
                                                       ----------------------------------
                 Fund                                         Assets          Annual rate
                 ----                                         ------          -----------
                 Asset Allocation Portfolio            First $50 million         0.325%
                                                       Next $100 million         0.250%
                                                       Next $350 million         0.200%
                                                       Over $500 million         0.150%
                 Value Fund                            First $50 million         0.400%
                                                       Next $100 million         0.300%
                                                       Next $350 million         0.250%
                                                       Over $500 million         0.200%
                 Growth & Income Fund                  First $50 million         0.325%
                                                       Next $100 million         0.250%
                                                       Next $350 million         0.200%
                                                       Over $500 million         0.150%
                 Capital Fund                          First $50 million         0.400%
                                                       Next $100 million         0.300%
                                                       Next $350 million         0.250%
                                                       Next $500 million         0.200%
                                                       Over $1,000 million       0.175%
                 Growth Fund                           First $50 million         0.400%
                                                       Next $100 million         0.300%
                                                       Next $350 million         0.250%
                                                       Over $500 million         0.200%

EXPENSES

         HIFSCO is not required to provide transfer agency, registrar, or dividend disbursement services; however, HIFSCO will bear the costs of those services, provided by HASCO, under a separate agreement between the Funds, HIFSCO and HASCO. HIFSCO also furnishes each Fund with all required management services, facilities, equipment, and personnel. Woodbury Financial also shall bear all promotional expenses in connection with the distribution of Fund shares, including paying for prospectuses and shareholder reports for new shareholders and the costs of sales literature.

         Expenses that relate exclusively to a particular Fund, such as custodian charges and registration fees for shares, are charged to that Fund. Other expenses are allocated pro rata between the Funds and the Classes in an equitable manner as determined by officers of the Fund under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.

- THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH UNDER THE SECTION ENTITLED "UNDERWRITER AND DISTRIBUTION OF SHARES" ON PAGES 56-57.

     Woodbury Financial acts as the distributor of the shares of the Funds. Woodbury Financial was known as Fortis Investors prior to the Acquisition; for ease of reference, Woodbury Financial, when used below, refers to that company both before and after the Acquisition. The Board of Directors of the Funds approved a new underwriting and distribution agreement (the "Underwriting Agreement") for the Funds with Woodbury Financial identical to the agreement previously in place. The Underwriting Agreement took effect upon the consummation of the Acquisition.

     Upon the consummation of the Acquisition on April 2, 2001, Woodbury Financial became a wholly-owned subsidiary of Hartford Life. Woodbury Financial is located at 500 Bielenberg Drive, Woodbury, Minnesota 55125.

     As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, Woodbury Financial receives the initial sales charges on sales of Class A shares of the Funds and any contingent deferred sales charges on redemptions of certain Class A shares of the Funds that were not subject to an initial sales charge, as set forth in the Prospectus. Woodbury Financial also receives contingent deferred sales charges on redemptions of certain Class B, C and H shares of the Funds. The following tables set forth the amount of underwriting commissions paid by each Fund and the amount of such commissions retained by Woodbury Financial.